                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           CORNUCOPIA RESOURCES LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              MERRILL CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        CORNUCOPIA RESOURCES LTD.
           Suite #540, The Marine Building, 355 Burrard Street
              Vancouver, British Columbia, Canada  V6C 2G8

            NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT the Annual General Meeting of the members ("shareholders") of Cornucopia Resources Ltd. (the "Company") will be held at The Pan Pacific Hotel, Level R, in the Governor General Suite B, #300 - 999 Canada Place, Vancouver, British Columbia, on Thursday, May 21, 1998, at the hour of 11:00 A.M., Vancouver time, for the following purposes:

1. To receive and consider the report of the directors to the shareholders and the consolidated financial statements of the Company together with the auditor's report thereon for the financial year ended December 31, 1997.

2.   To elect directors for the ensuing year.

3.   To appoint the auditor for the ensuing year.

4. To authorize the directors to fix the remuneration to be paid to the auditors.

5. To consider and, if thought fit, to pass an ordinary resolution (of disinterested shareholders) to approve the repricing of incentive stock options granted to insiders of the Company, as set forth in the Information Circular (Proxy Statement) accompanying this Notice of Meeting.

6. To transact such further or other business as may properly come before the meeting and any adjournments thereof.

An Information Circular (Proxy Statement) and Proxy Form accompany this Notice of Meeting.

The share transfer books of the Company will not be closed, but the Board of Directors has fixed April 2, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual General Meeting and at any adjournment thereof. A complete list of the shareholders entitled to vote at the Annual General Meeting will be open to examination by any shareholder, for any purpose germane to the Annual General Meeting, during ordinary business hours for a period of 10 days prior to the Annual General Meeting, at the Company's transfer agent, CIBC Mellon Trust Company, 1177 West Hastings Street, Mall Level, Vancouver, British Columbia, Canada,
V6E 2K3.

The accompanying Information Circular (Proxy Statement) provides additional information relating to the matters to be dealt with at the meeting and is deemed to form part of this Notice of Meeting.

If you are unable to attend the meeting in person, please complete, sign and date the enclosed Proxy Form and return the same in the enclosed return envelope provided for that purpose within the time and to the location set our in the Proxy Form accompanying this Notice. If you receive more than one Proxy Form because you own shares registered in different names or addresses, each Proxy Form should be completed and returned.

DATED at Vancouver, British Columbia, this - day of April, 1998.

                      BY ORDER OF THE BOARD OF DIRECTORS



                  ___________________________________________
                             ANDREW F. B. MILLIGAN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              CORNUCOPIA RESOURCES LTD.
                SUITE #540, THE MARINE BUILDING, 355 BURRARD STREET,
                    VANCOUVER, BRITISH COLUMBIA, CANADA  V6C 2G8

                                INFORMATION CIRCULAR
                                 (PROXY STATEMENT)
               (As at March 31, 1998, except as otherwise indicated)

                                GENERAL INFORMATION

This Information Circular (Proxy Statement) is furnished to the members ("shareholders") by the Board of Directors of Cornucopia Resources Ltd. (the "Company") in connection with the solicitation of proxies to be voted at the Annual General Meeting (the "Meeting") of the shareholders to be held at 11:00 a.m. (Vancouver time) on Thursday, May 21, 1998 or at any adjournment thereof, for the purposes set forth in the Notice of Meeting. Advance notice of the Meeting was published in The Province newspaper in Vancouver, British Columbia, on March -, 1998 and delivered to the British Columbia Superintendent of Brokers in accordance with Section 111 of the COMPANY ACT (British Columbia).

This Information Circular (Proxy Statement) and the accompanying Proxy Form are being delivered to Canadian intermediaries holding Common Shares on behalf of another person or company and are being mailed to registered shareholders on or about April 17, 1998.

April 2, 1998 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. As at April 2, 1998 there were - registered shareholders and 38,663,540 common shares without par value of the Company (the "Common Shares") outstanding. A registered shareholder is entitled to one vote for each Common Share that such registered shareholder holds on the Record Date on the proposals to be acted upon at the Meeting and any other matter to come before the Meeting. A registered shareholder's instructions on his Proxy Form as to the exercise of voting rights will be followed in casting such shareholder's votes. IN THE ABSENCE OF ANY INSTRUCTIONS, THE PROXY AGENT NAMED ON THE PROXY FORM WILL CAST THE SHAREHOLDER'S VOTES IN FAVOR OF THE RESOLUTIONS SET FORTH HEREIN AND IN THE NOTICE OF MEETING. The enclosed Proxy Form confers discretionary authority upon the persons named therein with respect to other matters which may properly come before the Meeting.

No person has been authorized to give any information or to make any representation other than those contained in this Information Circular (Proxy Statement) in connection with the solicitation of proxies and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. The delivery of this Information Circular (Proxy Statement) shall not create, under any circumstances, any implication that there has been no change in the information set forth herein since the date of this Information Circular (Proxy Statement). This Information Circular (Proxy Statement) does not constitute the solicitation of a proxy by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

In order to be voted, proxies must be received at the office of CIBC Mellon Trust Company at 1177 West Hastings Street, Mall Level, Vancouver, British Columbia, V6E 2K3 not less than 48 hours prior to the time the Meeting is to be held. However, the chairman of the Meeting has the discretion to accept proxies filed less than 48 hours prior to the commencement of the Meeting.

The principal executive offices of the Company are located at Suite #540, 355 Burrard Street, Vancouver, British Columbia, Canada, V6C 2G8.

All references in this Information Circular (Proxy Statement) to dollars or $ are to United States dollars, unless otherwise specified.

CURRENCY EXCHANGE RATES

Unless otherwise indicated, all currency amounts herein are stated in United States dollars. The following table reflects the rate of exchange of the Bank of Canada for Canadian dollars per one United States dollar in effect at the end of the following periods and the average rates of exchange during such periods.


-------------------------------------------------------------------------------
     United States Dollars    1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
     Rate at December 31,     1.4305    1.3706    1.3640    1.4018    1.3255
-------------------------------------------------------------------------------
     Average Annual Rate      1.3844    1.3630    1.3724    1.3659    1.2939
-------------------------------------------------------------------------------
     High During Year         1.4399    1.3865    1.4267    1.4090    1.3443
-------------------------------------------------------------------------------
     Low During Year          1.3345    1.3287    1.3275    1.3085    1.2428
-------------------------------------------------------------------------------

On March 31, 1998, the noon rate of exchange quoted by the Bank of Canada for United States dollars conversion was $-.

                               AVAILABLE INFORMATION

The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and files reports and other information with the Securities and Exchange Commission (the "Commission") in accordance therewith. Such reports, proxy statements and other information filed by the Company are available for inspection and copying at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C., 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York, 10048, and at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois, 60661-2511. Copies of such material may be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C., 20549, at prescribed rates. The Commission maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The Company's Common Shares are traded on the Toronto Stock Exchange and the Nasdaq SmallCap Market. Material filed by the Company can be inspected at the offices of the National Association of Securities Dealers, Inc. Reports Section, 1735 K Street, N.W., Washington, D.C., 20006.

                  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents filed with the Commission by the Company (File No. 0-16778) are incorporated by reference in this Proxy Statement;

1.   The Company's Annual Report on Form 10-K for the year ended
     December 31, 1997;

2. The Company's Annual Report to the shareholders for the year ended December 31, 1997.

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Circular (Proxy Statement) shall be deemed to be incorporated by reference into this Information Circular (Proxy Statement) and to be a part hereof from the date of filing of such document. Any statement contained herein or in a document all or a portion of which is incorporated or deemed incorporated by reference shall be deemed to be modified or superseded for purposes of this Information Circular (Proxy Statement) to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Circular (Proxy Statement).

The Company hereby undertakes to provide without charge to each person to whom this Information Circular (Proxy Statement) has been delivered, upon the written or oral request of any such person, a copy of any and all of the foregoing documents incorporated herein by reference (other than exhibits to such documents which are not specifically incorporated by reference into the information that this Information Circular (Proxy Statement) incorporates). Written or telephone requests should be directed to Investor Relations, Cornucopia Resources Ltd., Suite 540, 355 Burrard Street, Vancouver, British Columbia, V6C 2G8; telephone (604) 687-0619; facsimile (604) 681-4170; or to the Company's e-mail address at http://www.cornucopia-resources.com. In order to ensure timely delivery of the documents, any request should be made 7 business days prior to the date of Meeting.

                          PERSONS MAKING THE SOLICITATION

This Information Circular (Proxy Statement) is furnished in connection with the solicitation of proxies by the management of the Company on behalf of the Board of Directors for use at the Meeting and at any adjournments thereof. The solicitation will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by officers and employees of the Company. The cost of solicitation will be borne by the Company.

                                 VOTING OF PROXIES

The persons named as proxyholders in the enclosed Proxy Form are directors of the Company.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY. TO EXERCISE THIS RIGHT, THE SHAREHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THE PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER PROXY.

THE SHARES REPRESENTED BY PROXIES IN FAVOUR OF MANAGEMENT WILL BE VOTED ON ANY BALLOT (SUBJECT TO ANY RESTRICTIONS THEY MAY CONTAIN) IN FAVOUR OF THE MATTERS DESCRIBED IN THE PROXY.

                               REVOCABILITY OF PROXY

Any shareholder returning the enclosed Proxy Form may revoke the same at any time insofar it has not been exercised. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the shareholder or by his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the registered office of the Company, at 10th Floor, 595 Howe Street, Vancouver, British Columbia, V6C 2T5, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting.

                    VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Company is authorized to issue 200,000,000 Common Shares without par value and 100,000,000 preferred shares without par value, issuable in series. No preferred shares have been issued, and only the holders of the Common Shares will have voting rights at the Meeting. 38,663,540 Common Shares are issued and outstanding. The holders of Common Shares are entitled to one vote for each Common Share held. Holders of Common Shares of record at the close of business on April 2, 1998 will be entitled to receive notice of and vote at the Meeting.

To the knowledge of the directors and senior officers of the Company, there is no person who beneficially owns, directly or indirectly, or exercises control or direction over shares carrying more than 5% of the voting rights attached to all shares of the Company.

The total number of Common Shares of the Company beneficially owned, directly or indirectly, or over which control or direction is exercised, by the current directors and executive officers of the Company, as a group (8 persons) is 1,212,200 shares, representing approximately 3.14% of the Common Shares issued and outstanding. This figure includes 1,110,000 Common Shares of the Company which are issuable upon exercise of currently exercisable stock options held by such persons. For information with respect to the holdings of the directors and officers individually, see "Election of Directors of the Company" and "Executive Compensation".

                        VOTES NECESSARY TO PASS RESOLUTIONS
                           AT THE ANNUAL GENERAL MEETING

Pursuant to the COMPANY ACT (British Columbia), the quorum for the transaction of business at the Meeting consists of two persons present and being, or representing by proxy, registered shareholders holding not less than one-twentieth of the Company's issued Common Shares. Under the Company's Articles and the COMPANY ACT (British Columbia), a majority (over 50%) of the votes cast at the Meeting (in person or by proxy) is required in order to pass the ordinary resolution referred to in the accompanying Notice of Meeting.

                                    THE COMPANY

The Company was organized under the COMPANY ACT (British Columbia) on November 14, 1985.

The Company is engaged in the acquisition, exploration and development of precious mineral resources properties. The Company's principal asset is its Mineral Ridge Mine in Nevada. Mechanical completion of the open-pit heap leach gold mine occurred in May, 1997 and the first gold was poured in June, 1997.
Due to depressed gold prices and current market conditions, mining operations were temporarily shut down in November, 1997. Annual gold production at Mineral Ridge is expected to average 50,000 ounces once the mine is placed into full production. In addition, the Company also has a 25% joint venture interest in the Ivanhoe Venture in Nevada's Carlin Trend.

As at March 31, 1998 the Company owned approximately 14% of the outstanding common shares of Carlin Resources Corp. ("Carlin"), a Vancouver Stock Exchange listed company, which has operations and mineral property interests in the Republic of Ghana, Burkina Faso and Niger, West Africa. Until September 20, 1996, through voting interests and common management, the Company was able to exercise effective control of Carlin and, accordingly, its accounts were consolidated in the Company's consolidated financial statements. From September 20, 1996 to April 30, 1997, the accounts of Carlin were accounted for by the equity method and thereafter, due to the sale of 2.1 million shares of Carlin reducing the Company's ownership of Carlin to 14% from 34%, application of the cost method.

                               ELECTION OF DIRECTORS

The directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. In the absence of instructions to the contrary, the enclosed proxy will be voted for the nominees herein listed.

The Company has a Compensation Committee and is required to have an Audit
Committee.  Members of these committees are as set out below:   See "Board and
Committee Meetings."

Management of the Company proposes to nominate each of the following persons for election as a director. Information concerning such persons, as furnished by the individual nominees, is as follows:



                                                                    Number of Common
                                                                   Shares beneficially
Name and Country of    Position with              Date of          owned or, directly or      Percentage
Ordinary Residence        Company      Age      Appointment      indirectly, controlled(1)    of Class
----------------------------------------------------------------------------------------------------------

Sargent H. Berner        Director      57     October 12, 1990           110,000(4)          LESS THAN
Vancouver, B.C.,                                                                                 1%
Canada

David S. Jennings        Director      55       June 3, 1986             175,000(3)          LESS THAN
Bowen Island, B.C.,                                                                              1%
Canada

Andrew F.B. Milligan     Director,     73     November 17, 1986          547,200(2)           1.42%
Vancouver, B.C.,       President and
Canada                    Chief
                        Executive
                         Officer

Charles J.G. Russell     Director      64       July 16, 1991            100,000(3)          LESS THAN
Guernsey, U.K.                                                                                   1%


                                      -6-


Stephen R. Sopher        Director      63      March 9, 1990             145,000(4)          LESS THAN
Oakville, Ontario,                                                                               1%
Canada

David R. Williamson      Director      56     October 16, 1989           100,000(3)          LESS THAN
London, England                                                                                  1%

(1) Based upon information furnished to the Company by individual directors. Unless otherwise indicated, such shares are held directly.

(2) Includes 500,000 shares issuable upon exercise of currently exercisable incentive stock options.

(3) Represents shares issuable upon exercise of a currently exercisable incentive stock option.

(4) Includes 100,000 shares issuable upon exercise of a currently exercisable incentive stock option.

BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION OF DIRECTORS,
EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The present and principal occupations of the Company's directors and executive officers during the last five years are set forth below.

SARGENT H. BERNER is a partner of DuMoulin Black, a law firm in Vancouver, British Columbia. Mr. Berner is also a director of Aurizon Mines Ltd., Cream Minerals Ltd., Emperor Gold Corporation, Valerie Gold Resources Ltd. and Sultan Minerals Inc. which are Vancouver-based companies listed on the Vancouver Stock Exchange. Aurizon Mines Ltd. is also listed on the Toronto and Montreal Stock Exchanges.

DAVID S. JENNINGS, a geologist and business executive, has been President of Farallon Resources Ltd. since July, 1991 and President and Chief Executive Officer of Quartz Mountain Gold Corp. since May, 1988; Dr. Jennings was Vice-President, Exploration of the Company from September, 1991 to February 29, 1996. He was also Vice-President of Carlin Resources Corp. from November, 1994 to February 28, 1996. Dr. Jennings is also a director of Quartz Mountain Gold Corp., which trades on Canadian Unlisted Exchange, and Farallon Resources Ltd., Zim-Gold Resources Ltd., B.A.S.M. Resources Ltd. and Advanced Projects Limited, which are Vancouver-based companies with shares listed on the Vancouver Stock Exchange.

ANDREW F.B. MILLIGAN, a business executive, has been President and Chief Executive Officer of the Company since September, 1991. Mr. Milligan was Chairman of the Company from April, 1987 to June, 1989 and was President of the Company from November, 1986 to April, 1987. Mr. Milligan was Chairman of Carlin Resources Corp. from November, 1994 to June, 1997 and was a director of Carlin Resources Corp. from November, 1994 to January, 1998 and he is also a director of Advanced Projects Limited and Lysander Gold Corporation, all of which are Vancouver-based mining companies with shares listed on the Vancouver Stock Exchange.

CHARLES J.G. RUSSELL retired in December, 1995 after serving as President of Diamond Fields Resources Ltd. between September, 1993 and February, 1994 and Vice-President of Ivanhoe Capital Corp. since January, 1993. Mr. Russell held the positions of Senior Vice-President and director of Galactic Resources Ltd. from June, 1987 to September, 1992. In January, 1993, Galactic filed an assignment in bankruptcy under Canadian law. Galactic's publicly filed reports indicate that Galactic encountered financial difficulties associated in part with environmental problems at the Summitville Mine, a gold mine in Colorado operated by a wholly-owned subsidiary of Galactic. Mr. Russell is also a director of Lysander Gold Corporation with shares listed on the Vancouver Stock Exchange and Quartz Mountain Gold Corp. which trades on the Canadian Unlisted Exchange.

STEPHEN R. SOPHER, is a professional geologist and private investor. Mr. Sopher was President and C.E.O. of Lysander Gold Corporation from May, 1995 to June, 1997 and a director from January, 1994 until September, 1997. Mr. Sopher was Executive Vice-President and a director of TVX Gold Inc., from January, 1991 to September, 1992. Prior to the merger of TVX Gold Inc., with Inco Gold Ltd. in early 1991, Mr. Sopher was Vice-President Exploration of Inco Exploration and Technical Services, Inc. Mr. Sopher joined Inco Limited in 1961 and in 1970 was transferred to Brazil to organize and manage Inco's exploration program. In 1987 he became Managing Director, South America. Mr. Sopher is a registered Professional Engineer of Ontario, a member of the American Institute of Mining, Metallurgical and Petroleum Engineers, Inc. and also the founding member of the Brazil-Canada Chamber of Commerce. Mr. Sopher is also a director of Consolidated Logan Mines, which is listed on the Vancouver Stock Exchange.

DAVID R. WILLIAMSON, a mining engineer and business executive, is principal of his own business, David Williamson Associates Limited, financial consultants to the mining industry and publishers of International Mining Review, based in London, England. In 1982 Mr. Williamson joined Shearson Lehman Hutton and formed their metals and mining research team. From 1987 to 1989 he held the positions of Executive Director of Shearson Lehman Hutton and director of Metals and Mining Research for Shearson Lehman Hutton Commodities. He is also a former governor of the Camborne School of Mines in England. Mr. Williamson is a director of Crown Resources Corporation, Asia Pacific Resources Ltd. and South Crofty Holdings Ltd., which are publicly traded mining companies listed on The Toronto Stock Exchange.

GLENN H. FRIESEN (age 41) is a Certified General Accountant and has been Chief Financial Officer of the Company since February, 1998 and Corporate Controller from May, 1997 to February, 1998. Mr. Friesen was Chief Financial Officer of Power Smart Inc. from 1991 to 1996 and Controller of Skyline Gold Corp. from 1989 to 1991.

KARYN E. BACHERT (age 46) has been Corporate Secretary of the Company since June, 1992 and was Assistant Secretary of the Company from November, 1988 to June, 1992. Ms. Bachert has been employed by the Company since January, 1987. Ms. Bachert was Corporate Secretary of Carlin Resources Corp. from November, 1994 to June, 1997.

David Williamson is a director of Crown Resources Corporation, David Jennings and Charles J.G. Russell are directors of Quartz Mountain Gold Corp., and Sargent H. Berner is a director of Aurizon Mines Ltd., which are companies having a class of securities registered pursuant to Section 12 of the United States Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act.

Section 16(a) of the Exchange Act requires the officers and directors, and persons who own more than 10% of a registered class of equity securities of a reporting company to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and shareholders owning greater than 10% of the common stock of such a company are required by SEC regulation to furnish the Company with copies of all reports filed pursuant to Section 16(a). Based solely upon a review of the reports furnished to the Company, the Company is not aware of any transactions that were not reported on a timely basis or any failure to file any required form.

BOARD AND COMMITTEE MEETINGS

The Board of Directors of the Company held seven meetings during the year ended December 31, 1997. All other proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by all the directors are, according to the COMPANY ACT (British Columbia) and the Articles of the Company, as valid and effectual as if they had been passed at a meeting of the directors duly called and held.

The Company had an Executive Committee of its Board of Directors for the 1996 - 1997 term but did not appoint an Executive Committee for the 1997 - 1998 term. The function of the Executive Committee is to deal with matters requiring approval by the Company's directors during the intervals between meetings of the Board of Directors. There were no meetings of the Executive Committee in 1997.

Pursuant to the requirements of the COMPANY ACT (British Columbia), the Company also has an Audit Committee of its Board of Directors presently consisting of Charles J.G. Russell, Sargent H. Berner and Andrew F.B. Milligan. The function of the Audit Committee is to review financial statements with the auditors and to report thereon to the Board of Directors. During 1997, one meeting of the Audit Committee was held.

The Company has a Compensation Committee made up of Stephen R. Sopher, Sargent
H. Berner and Charles J.G. Russell. The function of the Compensation Committee is to investigate and recommend to the directors appropriate levels and types of compensation for directors and officers of the Company. During 1997, there were two meetings held by this Committee.

The Company does not have a standing Nominating Committee.

During 1997, each incumbent director attended at least 75% of the aggregate of
(i) the total number of meetings of the Board of Directors held during the period for which he was a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period on which he served. The total number of all regular and committee meetings of the Board of Directors in 1997 was ten.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The services of Andrew F.B. Milligan, a director, President and Chief Executive Officer of the Company, are provided to the Company pursuant to a Consultant/Management Agreement with Glencoe Management Ltd. dated December 1, 1991 and amended on December 19, 1992, June 29, 1994, and June 1, 1995. Mr. Milligan is the principal shareholder of Glencoe Management Ltd. which receives management fees from the Company. See "Summary of Executive Compensation".

The services of Bobbi-Jo (B.J.) Gordon former Vice-President, Finance and Chief Financial Officer of the Company were provided to the Company pursuant to an Employment Agreement dated February 1,

1997 and terminated on January 31, 1998. (See "Summary of Executive Compensation" and "Management Agreements and Termination of Employment and Change-In-Control Agreements").

David S. Jennings, a director of the Company, is the principal shareholder of 7557 Management Group Ltd., ("7557"), a management company which receives fees for providing the services of Dr. Jennings. During the year ended December 31, 1997, management fees of nil ($11,005 - 1996 fiscal year; $80,662 - 1995 fiscal year) were paid to 7557 for such services at a rate of C$600 per day. These fees vary monthly based on services rendered during the month.

The services of James M. Carter, formerly a director and Executive Vice President and Chief Financial Officer of the Company, were provided to the Company pursuant to a Management Agreement dated June 1, 1993, amended on June 29, 1994 and June 1, 1995 and terminated on February 6, 1998. (See "Summary of Executive Compensation" and "Management Agreements and Termination of Employment and Change-In-Control Agreements").

Sargent H. Berner, a director of the Company, is a partner in the Vancouver law firm of DuMoulin Black, which received fees for legal services provided to the Company for the year ended December 31, 1997 of $155,758 ($74,217 - 1996 fiscal year; $57,343 - 1995 fiscal year).

                                CORPORATE GOVERNANCE

The Toronto Stock Exchange Committee on Corporate Governance in Canada has issued a series of proposed guidelines for effective corporate governance (the "TSE Report"), and the Toronto Stock Exchange now requires listed companies to disclose their corporate governance system in their annual reports or information circulars.

Management of the Company has reviewed the TSE Report and the Company's own corporate governance practices, with input and guidance from the Board of Directors. The Company's policy and practices are compared to the TSE Report in Appendix "A" to this Circular, which indicates and explains differences between the Company's corporate governance system and that set out in the TSE Report.

The present Board of Directors is composed of six directors, five of whom would be considered unrelated directors by the TSE Report.

The TSE Report defines a significant shareholder as a shareholder with the ability to exercise a majority of votes for the election of the board of directors. The Company does not have a significant shareholder.

In addition, in respect of the year 2000 computer problem, the Company uses current or near current versions of software by major developers for office productivity, accounting, internet and database applications. Published statements by these software developers have been obtained assuring that these programs are year 2000 compliant and management believes that the risk associated with these internal programs is low.

Operationally, the Company uses two software programs for crusher operations and mine modeling and planning. These programs are not date sensitive however, the vendors have been contacted directly for confirmation of year 2000 compliance.

                            EXECUTIVE COMPENSATION

The Company's executive and employee compensation program is administered by the Compensation and/or Executive Committees. The Compensation Committee establishes or recommends general compensation levels and policies for executive officers and employees of the Company. The Stock Incentive Plan is administered by the Executive Committee or, in the absence of this committee, by executive officers of the Registrant on behalf of the Board of Directors. The Registrant's Board designates the Members of each committee on an annual basis.

SUMMARY OF EXECUTIVE COMPENSATION

During 1997, there were four executive officers of the Company: Andrew F.B. Milligan, James M. Carter, James A. Currie, and Bobbi-Jo (B.J.) Gordon. The following table sets forth certain summary information concerning the compensation awarded to, earned by, or paid to the Chief Executive Officer and the two executive officers of the Company whose combined salary and bonus for 1997 exceeded C$100,000 for services in all capacities to the Company during the year ended December 31, 1997, (collectively, the "Named Executive Officers"). The aggregate value of other annual compensation paid to the Named Executive Officers during 1997 did not exceed 10% of the aggregate cash compensation set forth in the table below.

                             SUMMARY COMPENSATION TABLE
                                ANNUAL COMPENSATION

                                                                                Securities        All other
 Name and Principal Position                 Year      Salary     Bonus(1)    Under Options    Compensation(2)
-----------------------------------------------------------------------------------------------------------------

 Andrew F.B. Milligan(3)                     1997     $155,530         --       500,000 (4)           --
 President and Chief Executive               1996      158,474    $47,542       450,000               --
 Officer                                     1995      157,389     31,478        50,000

 James A. Currie(5)                          1997     $112,448         --       400,000            $8,143
 Executive Vice President                    1996      107,850    $18,332        50,000               924
 and Chief Operating Officer                 1995       88,041         --       100,000               828

 Bobbi-Jo (B.J.) Gordon(6)                   1997      $88,604         --       150,000            $4,991
 Vice-President, Finance and
 Chief Financial Officer

(1)  Granted in respect of performance in the previous year.

(2) Represents life insurance premiums paid on behalf of the named executive officers.

(3) The services of Mr. Milligan are provided under an Agreement dated December 1, 1991, as amended on June 1, 1995, between the Company and Glencoe Management Ltd., a company owned and controlled by Mr. Milligan.

(4) This represents the repricing of the stock options of Mr. Milligan granted in 1995 and 1996. See "Table of Option and SAR Repricings" below.

(5) The services of Mr. Currie were provided under an Agreement dated November 17, 1997, between the Company and Anacortes Management Ltd. and terminated on February 6, 1998.

(6) The services of Ms. Gordon were provided under an agreement with the Company dated February 1, 1997, and terminated on January 31, 1998.

                    STOCK INCENTIVE TRANSACTIONS DURING 1997

The following table sets out the details of all stock option grants to the Named Executive Officers during the most recently completed financial year.

                                            Percent of                                         Potential Realizable
                          Number of           Total                                           Value at Assumed Annual
                          Securities         Options                                           Rates of Stock Price
                          Underlying        Granted to                                          Appreciation for
                           Options         Employees in       Exercise       Expiration           Options Term
 Name                      Granted         Fiscal Year         Price            Date               5%         10%
-------------------------------------------------------------------------------------------------------------------------

 James A. Currie           150,000           15.0%             C$1.06       Feb 27, 2002       C$43,928     C$97,071

 James A. Currie           250,000           25.1%             C$0.80       June 19, 2002      C$55,256    C$122,102

 Bobbi-Jo (B.J.) Gordon    150,000            15%              C$1.08        Feb 2, 2002       C$44,757     C$98,903

Note: During 1997 a total of 992,000 options were granted under the Company Stock Incentive Plan. The Plan provides that all options are issued at an exercise price equal to the closing price the common shares on the Toronto Stock Exchange on the trading day immediately preceding the date of grant.

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                                 OPTION VALUES

The following table sets out the details of all stock options exercised during the most recently completed financial year by the Named Executive Officers and the financial year end values of the stock options held by the Named Executive Officers.

                            Shares
                           Acquired
                              on
                           Exercise                               Number of Securities           Value of Unexercised
                           (No. of             Value             Underlying Unexercised          In-The-Money Options
 Name                       Shares)           Realized            Options at 12/31/97(1)             at 12/31/97
-------------------------------------------------------------------------------------------------------------------------
                                                              Exercisable    Unexercisable   Exercisable    Unexercisable
                                                              -----------    -------------   -----------    -------------

 Andrew F.B. Milligan         --                 --            500,000             --            Nil              --

 James A. Currie                                 --            400,000(2)          --            Nil              --

 Bobbi-Jo (B.J.)              --                 --            150,000(3)          --            Nil              --
  Gordon

(1) During 1997 a total of 1,020,000 options either expired or were surrendered.

(2) Mr. Currie surrendered options upon the grant of replacement options. Mr. Currie was granted an additional option of 250,000 after his appointment as Executive Vice President of the Company.

(3)  Options granted in February, 1997 and expired in March, 1998.

COMPENSATION OF DIRECTORS

The Company pays outside directors a fee of C$650 for each meeting attended, in person or by telephone and an additional C$350 for outside directors who chair committee or board meetings. In addition, the directors may be reimbursed for actual expenses reasonably incurred by them in connection with attending meetings of the board. Directors are also eligible to receive bonus shares or options to purchase Common shares of the Company.

MANAGEMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

1. The services of Andrew F.B. Milligan, a director, President and Chief Executive Officer of the Company, are provided to the Company pursuant to a Consultant/Management Agreement with Glencoe Management Ltd. dated December 1, 1991, and amended on December 19, 1992, June 29, 1994 and June 1, 1995. Mr. Milligan is the principal shareholder of Glencoe Management Ltd. This agreement has a three year term and includes provisions by which Mr. Milligan will be entitled to receive an amount equal to three years' management fees, and will also be entitled to participate in all employee insurance and benefit plans in place for a period of up to three years if the Company should terminate the agreement or the employment of the executive officer without cause. In addition, the executive officer may elect to be paid a sum equal to the difference between the market value and the exercise price of any outstanding stock options held by him at the date of his termination, upon surrender of such options; or may retain the options for a period of up to 30 days following termination of his employment. The estimated cost of the termination arrangements for Mr. Milligan, based upon 1997 compensation, would be approximately $492,000. The Company has no present intention to terminate this agreement.

2. Until February 6, 1998, the services of James A. Currie, who was Executive Vice President and Chief Operating Officer of the Company since June, 1997 and Vice-President, Mining of the Company from December, 1994 to June, 1997, were provided to the Company pursuant to a Consulting Agreement between the Company and Anacortes Management Ltd. dated November 17, 1997. This Agreement was terminated on February 6, 1998.

3. Until January 31, 1998, the services of Bobbi-Jo (B.J.) Gordon, who was Vice-President, Finance and Chief Financial Officer of the Company since February 1, 1997, were provided to the Company pursuant to an Employment Agreement dated February 1, 1997. This agreement included provisions by which Ms. Gordon was entitled to receive an amount equal to one years salary, and was also entitled to participate in all employee health, insurance and benefit plans in place for a one year period should the Company terminate the agreement or the employment of the executive officer without cause, or should she resign based on the sole reason that there has been a takeover of control of the Company she would be entitled to receive an amount equal to three years' salary and employment benefits. In addition, Ms. Gordon was entitled to retain any stock options held by her at the date of termination for a period of up to 30 days following termination of her employment.

     The Company and Ms. Gordon entered an agreement on January 31, 1998 which provided for a payment of C$90,508 (paid) and thereby ended her employment with the Company, with further amounts payable under the agreement of $24,445, of which $21,318 is payable at the option of the Company in cash or shares in the capital of the Company. Ms. Gordon's stock option expired on March 3, 1998.

4. David S. Jennings, a director of the Company, is the principal shareholder of 7557 Management Group Ltd., a management company which received fees for providing the services of Mr. Jennings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Andrew F. B. Milligan served as a member of the Compensation Committee during 1996 and part of 1997. As of June, 1997, the Compensation Committee is made up on non-executive directors of the Company.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's compensation program for its executive officers is administered and reviewed by the Compensation Committee (the "Committee") of the Board of Directors. In 1995, the Committee used information and a report prepared by outside consultants to assist in determining appropriate executive compensation practices for the most senior executive officers. The report used two groups of Canadian mining companies, using annual revenues and number of employees as measures. The report augmented information by including recent salary surveys carried out for comparable mining companies, and publicly available compensation information for Canadian mining companies.

The Committee reviewed the information and confirmed that the base salaries and benefits provided to the two senior officers were comparable to those
provided by similar companies.   However, it was determined that the Company
was deficient, in relation to comparable companies, in not providing short-term incentives such as a bonus plan. Thus, the Committee recommended and the Board of Directors approved additional potential annual compensation through short term incentive awards (ie bonus plan). The award of a bonus is based on the performance of the Executive reaching strategic goals of the company, such as achieving recognition in the market-place, development of ore reserves, securing additional financing, accomplishing significant acquisitions, etc. The objectives for the individual are intended to be specific, measurable, achievable, relevant and timely.

In 1996, the Committee reviewed and concluded that the annual salary and benefits for the chief executive officer and the executive vice-president remained in line with salaries and benefits offered by comparable companies. The Committee did not recommend any increase in base salaries or benefits for those positions in 1996. The Committee reviewed the performance of the president and chief executive officer and the executive vice president (in their absence) and recommended a bonus based on job description and achievement of objectives in 1995. The Board of Directors approved the recommendations of the Committee. The Committee did not recommend any increase in base salaries or benefits or the payment of any bonuses in 1997.

                            STOCK INCENTIVE PLANS

SHARE OPTION PROGRAM

The Company grants, and has in the past granted, to directors, officers and employees of the Company, options to purchase Common Shares subject to and in accordance with the prevailing policies of the stock exchanges on which the Company's shares were then listed. Options are granted based on the assessment by the Company's Board of Directors of the optionee's past and present contribution to the success of the Company. The Company's shares are presently listed for trading in Canada on The Toronto Stock Exchange. The exercise price of options accordingly is subject to the approval by The Toronto Stock Exchange and will generally not be less than the market price of the shares at the time the options are granted. These options are not transferable and are exercisable from the date granted, or are exercisable in accordance with vesting schedules specified in each option agreement, until the earliest of (i) such number of years (up to five years) from the date of the grant, (ii) 30 days after the option holder leaves his position with the Company, and (iii) such number of days (up to one year) following the death of the optionee as is specified in each optionee's option agreement.

During the past year the Company has granted incentive options to two senior officers under the Share Option Program, subject to regulatory and shareholder approval. Shareholders will be asked to approve the granting of these options by ordinary resolution at the Annual General Meeting: See "Particulars of Other Matters to be Acted Upon".

STOCK INCENTIVE PLAN

On June 24, 1988 the shareholders of the Company approved the adoption of a Stock Incentive Plan which was subsequently approved by the stock exchanges on which the Company's shares were then listed. The Stock Incentive Plan, as subsequently amended, consists of a Share Purchase Plan, a Share Option Plan and a Share Bonus Plan for directors, executive officers and employees of the Company. The purpose of the Stock Incentive Plan is to advance the interest of the Company by encouraging equity participation in the Company by directors, executive officers and employees of the Company through acquisition of the Common Shares.

Subject to certain limits stated in the Share Option Plan and the Share Bonus Plan, the number of Common Shares available or made available for the Share Purchase Plan, the Share Option Plan and the Share Bonus Plan, individually and collectively, will be determined from time to time by the Company's Board of Directors, but the aggregate maximum number of Common Shares which the Company may at any time reserve for issuance under the Stock Incentive Plan, as a whole, will not exceed 4,750,000.

The Stock Incentive Plan is administered by the Company's Board of Directors. The Board has the right to amend, modify or terminate the Stock Incentive Plan, in whole or in part, if and when it is advisable in the absolute discretion of the Board of Directors, but the Plan can not be amended more than once every six months, other than to comport with changes in the U.S. Internal Revenue Code, the U.S. Employee Retirement Income Security Act, or the rules thereunder. However, any amendment of the Stock Incentive Plan which would materially modify the requirements as to eligibility for participation in any plan comprised in the Stock Incentive Plan or which would materially change the number or value of Common Shares that may be granted under the Share Option Plan will be effective only upon the approval of the shareholders of the Company, and any amendment to the Stock Incentive Plan requires any necessary approval of any regulatory body having jurisdiction over the securities of the Company.

It is presently contemplated that future stock options granted by the Company will generally be granted pursuant to the Share Option Plan, rather than the Share Option Program. The Company does not have any immediate plans to implement the Share Purchase Plan.

(a)  SHARE PURCHASE PLAN

Participants in the Share Purchase Plan are to be full time or seasonal full-time employees of the Company who have completed at least one year (or less, at the option of the Company Board of Directors) of continuous service and who have been designated by the Company's Board of Directors as participants in the Share Purchase Plan.

An employee may contribute up to 10 per cent of his annual basic salary to the Share Purchase Plan. The Company makes contributions based on a proportion of the employee's contribution on a quarterly basis. During the first year of the employee's participation, the Company's contribution will equal one-sixth of the participant's contribution and, thereafter, will increase to one-third of the participant's contribution.

At the end of each calendar quarter each participant will then be issued Common Shares having a value equal to the amount contributed to that date by the participant and the Company to the Share Purchase Plan. Common Shares issued to a participant will be held in safekeeping and delivered to the participant six months after issue.

If, prior to the delivery of such Common Shares, the participant's employment is terminated other than due to death, disability or normal retirement (in which cases the Common Shares will be delivered), such Common Shares will be purchased for cancellation or sold at market and the participant will receive, without interest, an amount equal in value to the lesser of (i) his contribution and
(ii) a portion of the proceeds of any sale of such shares equal to six-sevenths of the proceeds if the shares were issued during the first year of participation, or three-quarters of the proceeds if the shares were issued thereafter. Any portion of a participant's contribution then held in trust for a participant will be returned to him or his estate, as the case may be in the event of his termination of employment, for any reason. During calendar 1996 no Common Shares were purchased by participants under the Share Purchase Plan.

(b)  SHARE OPTION PLAN

The number of shares subject to option under the Share Option Plan is limited to a maximum of 4,750,000. Options granted pursuant to the Share Option Plan are to be either options intended to qualify under Section 422 of the United States Internal Revenue Code (the "Code") or options designated by the Company that do not so qualify.

Participants in the Share Option Plan are the Company's President and Chief Executive Officer; Executive Vice President; Vice-President, Finance; Vice-President, Exploration; Vice-President, Mining; Members of the Executive Committee; Non-Executive directors; and full-time or part-time employees of the Company who, by the nature of their jobs, are, in the opinion of the Company's Board of Directors, in a position to contribute to the success of the Company or who, by virtue of their length of service to the Company, are, in the opinion of the Company's Board of Directors, worthy of special recognition.

For persons who would be deemed "Insiders" under the provisions of the United States Securities Exchange Act of 1934 ("U.S. Insiders") of the Company, the Plan presently provides a formula which determines the timing, pricing and amount of options to be granted, and specifies that shares received upon the exercise of options must be held for at least six months from the date of granting the underlying options, prior to disposition. For persons other than U.S. Insiders of the Company ("discretionary optionees"), the date of grant, the number of Common Shares, the exercise price per Common Share and certain other terms of options are determined by the Company's Board of Directors. In all cases the exercise price of options granted under the Share Option Plan will not be less than the fair market value per Common Share on the date of or immediately preceding the grant, except as permitted by the rules and policies of the stock exchange on which the Common Shares are then listed in the case of options which are not intended to qualify as "incentive stock options" within the meaning of the Code. In order to ensure that the Registrant will receive the benefits intended from the grant of options, no option is exercisable until it has vested. For options granted to discretionary optionees, the vesting schedule for each option is specified by the Company's Board of Directors at the time of grant of the option.

The base number of shares allocated to U.S. Insiders under the Share Option Plan is as follows:

          Office Held                        Number of Shares
         -------------------------------------------------------
          President and CEO                      500,000
          Executive Vice President               400,000
          Vice-President, Finance                150,000
          Vice-President, Exploration            150,000
          Vice-President, Mining                 150,000
          Members of Executive Committee         175,000
          Non-Executive Directors                100,000

All options to U.S. Insiders are granted at an exercise price equal to the closing price for the Company's Common Shares on the Toronto Stock Exchange on the trading day immediately preceding the date of grant, and are exercisable for a term of five years. Additional options are allocated to U.S. Insiders on each anniversary date of the initial grant of their options, if necessary, in order to make up any difference between the number of shares remaining subject to option on the anniversary date, and the base number applicable to each insider on that date.

Options held by discretionary optionees are exercisable for any period specified by the Company's Board of Directors up to a maximum of five years after the date of grants. In all cases, any Common Shares not purchased pursuant to an option prior to the participant's termination of employment or directorship or death may be exercised, to the extent entitled, within 30 days after the termination of employment or directorship or within up to one year after death (as specified in the particular option agreement). An option is not transferable, except by will or the laws of descent and distribution.

(C)  SHARE BONUS PLAN

The Share Bonus Plan permits the Company's Board of Directors to enter into agreements for the issuance of Common Shares to full-time or seasonal full-time employees of the Company who have rendered meritorious service which contributed to the success of the Company. The Company's Board of Directors shall determine in its sole and absolute discretion to enter into agreements with such full-time or seasonal full-time employees, on any terms and conditions, subject to any provisions and restrictions, and for such cash consideration, if any, as the Company's Board of Directors may determine for the issuance of any number of Common Shares to any such employee. No shares can be issued pursuant to the Share Bonus Plan unless the employee has entered into such an agreement with the Company's Board of Directors.

The maximum number of Common Shares that may be issued under the Share Bonus Plan, in any calendar year, may not exceed 0.5% of the total number of Common Shares of the Company that were issued and outstanding on December 31, 1994. During calendar 1997 no Common Shares were issued pursuant to the Share Bonus Plan. On February 6, 1998, an aggregate of 107,500 Common Shares were granted and issued pursuant to the Share Bonus Plan.

COMPARATIVE SHAREHOLDER RETURN PERFORMANCE GRAPH

The graph below (as required by the Regulation) compares the yearly percentage change in the cumulative total shareholder return on the Company's shares against the cumulative total shareholder return on the TSE Gold & Precious Minerals Sub-Index and TSE 300 Stock Index for the five fiscal years immediately prior to the beginning of the present financial year, assuming a $100 initial investment with all dividends reinvested to the cumulative returns.

                      COMPARISON OF FIVE-YEAR CUMULATIVE
              TOTAL SHAREHOLDER RETURN ("CSR") ON COMMON SHARES
                OF THE CORPORATION AND THE TSE 300 STOCK INDEX


                                  [GRAPHIC]



    Yearly % Change in CSR        Total Dividends & (End Price - Opening Price)
                             =    ---------------------------------------------
     (for a given period)                         Opening Price

*Assumes that the initial value of investment on The Toronto Stock Exchange in the Corporation's common shares and in each of the indices was $100 on commencement of the 5 year period and that all dividends were reinvested. See the "Relative Values" in the table below.

---------------------------------------------------------------------------------------------
                     TSE 300                 Gold & Mineral
                   Stock Price                 Stock Price           Cornucopia Closing Price
                   -----------                 -----------           ------------------------
             Index        Relative       Index        Relative                      Relative
 Year        Value          Value        Value          Value            C$           Value
---------------------------------------------------------------------------------------------

 1992       3,350.44         100        5,250.06         100           1.60            100
---------------------------------------------------------------------------------------------
 1993       4,321.43         129       10,698.96         204           2.55            159
---------------------------------------------------------------------------------------------
 1994       4,213.61         126        9,586.36         183           1.55             97
---------------------------------------------------------------------------------------------
 1995       4,713.54         141       10,413.61         198           1.75            109
---------------------------------------------------------------------------------------------
 1996       5,927.03         177       11,302.64         215           0.97             61
---------------------------------------------------------------------------------------------
 1997       6,699.44         200        6,378.87         122           0.26             16
---------------------------------------------------------------------------------------------

               INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

Save and except as set out elsewhere herein, no insider or proposed nominee for election as a director of the Company and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company's last completed financial year or in any proposed transaction which in either such case has materially affected or will materially affect the Company.

                       MANAGEMENT/EMPLOYMENT AGREEMENTS

No management functions of the Company are performed to any substantial degree by a person other than the directors or senior officers of the Company. The services of Andrew F.B. Milligan, a director, President and Chief Executive Officer of the Company, are provided to the Company pursuant to a Consultant/Management Agreement with Glencoe Management Ltd. dated December 1, 1991 as amended on December 19, 1992, June 29, 1994 and June 1, 1995. Mr. Milligan is the principal shareholder of Glencoe Management Ltd. which receives management fees from the Company (see "Executive Compensation"). Also the services of James A. Currie, a former executive officer of the Company and B.J. Gordon, a former executive officer of the Company were provided pursuant to Management and Employment Agreements (see "Executive Compensation" and "Management Agreements and Termination of Employment and Change-In-Control Agreements").

                    INDEBTEDNESS TO COMPANY OF DIRECTORS,
                    EXECUTIVE OFFICERS AND SENIOR OFFICERS

Save and except as set out elsewhere herein, there is no indebtedness of any director, executive officer, senior officer, proposed nominee for election as a director or associate of them, to or guaranteed or supported by the Company or any of its subsidiaries either pursuant to an employee stock purchase program of the Company or otherwise, during the most recently completed financial year.

                               APPOINTMENT OF AUDITOR

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the appointment of KPMG, Chartered Accountants, of 777 Dunsmuir Street, Vancouver, British Columbia, V7Y 1K3, as the auditor of the Company to hold office for the ensuing year at a remuneration to be fixed by the directors. KPMG have been auditors of the Company since October 28, 1991.

A representative of KPMG is expected to attend the Annual General Meeting and will have the opportunity to make any statement such representative may desire to make and to respond to any appropriate questions of shareholders.

                             SHAREHOLDER PROPOSAL

Any shareholder who intends to present a proposal at the 1999 Annual General Meeting of shareholders for inclusion in the Company's Information Circular (Proxy Statement) and Proxy Form relating to such meeting must submit such proposal by January 31, 1999 to the Company at its principal executive offices.

                PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

(a)  STOCK OPTION REPRICINGS

On October 21, 1997, the Board of Directors resolved that all stock options of the Company be repriced to reflect the current market price and that the exercise price of such options be reduced to C$0.68 per share. The Company received approval from The Toronto Stock Exchange of the stock option repricings on December 31, 1997, subject to approval of the shareholders for all repriced stock options held by insiders. The details of the repriced stock options held by all insiders that were repriced and the details of the repricing are set out in the table below:

                                                     Market Price          Exercise                              Length of
                                    Securities       of Securities         Price at                           Original Option
                                      Under           at Time of           Time of               New          Term Remaining
                                   Options/SARs      Repricing or        Repricing or         Exercise          at Date of
                     Date of       Repriced or         Amendment           Amendment            Price          Repricing or
 Name               Repricing      Amended (#)       ($/Security)        ($/Security)       ($/Security)         Amendment
-------------------------------------------------------------------------------------------------------------------------------

 Andrew F.B.        Oct 21-97        500,000             $0.68              C$1.75/             C$0.68          2 1/4 years/
 Milligan                                                                  C$1.69(1)                           3 1/4 years(1)

 James A.           Oct 21-97        400,000             $0.68              C$1.06/             C$0.68         4 1/2 years(2)
 Currie                                                                    C$0.80(2)

 Bobbi-Jo           Oct 21-97        150,000             $0.68              C$1.08              C$0.68           4 1/4 years
 (B.J.)
 Gordon

 Sargent H.         Oct 21-97        100,000             $0.68              C$0.69              C$0.68           3 1/4 years
 Berner

 David S.           Oct 21-97        175,000             $0.68             C$1.75/              C$0.68           2 1/4 years/
 Jennings                                                                 C$1.69(3)                            3 1/4 years(3)

 Stephen R.         Oct 21-97        100,000             $0.68              C$1.69              C$0.68           3 1/4 years
 Sopher

 Charles J.G.       Oct 21-97        100,000             $0.68              C$0.87/             C$0.68            2 weeks/
 Russell                                                                   C$1.75(4)                           2 1/4 years(4)

 David R.           Oct 21-97        100,000             $0.68              C$1.75/             C$0.68          2 1/4 years/
 Williamson                                                                C$1.69(5)                           3 1/4 years(5)

 Robert F.          Oct 21-97        175,000             $0.68              C$1.75              C$0.68          2 1/2 years
 Dunlop

 Karyn E.           Oct 21-97         35,000             $0.68              C$1.69/             C$0.68          2 1/4/3 1/4/
 Bachert                                                                    C$1.75/                             4 1/4 years(6)
                                                                           C$1.08(6)

 Nathan A.          Oct 21-97        150,000             $0.68             C$1.06               C$0.68          4 1/4 years
 Tewalt


                                      -20-


 Glenn H.           Oct 21-97         35,000             $0.68             C$0.95               C$0.68          4 1/2 years
 Friesen

(1) Two stock options were repriced, one exerciseable for 50,000 shares at C$1.75 per share expiring on January 4, 2000 and one exerciseable for 450,000 shares at C$1.69 per share expiring on January 4, 2001.

(2) Two stock options were repriced, one exerciseable for 150,000 shares at C$1.06 per share expiring on February 27, 2002 and one exerciseable for 250,000 shares at C$0.80 per share expiring on June 19, 2002.

(3) Two stock options were repriced, one exerciseable for 35,000 shares at C$1.75 per share expiring on January 4, 2000 and one exerciseable for 140,000 shares at C$1.69 per share expiring on January 4, 2001.

(4) Two stock options were repriced, one exerciseable for 50,000 shares exerciseable at C$0.87 per share expiring on November 5, 1997 and one exerciseable for 50,000 shares at C$1.75 per share expiring on January 4, 2000.

(5) Two stock options were repriced, one exerciseable for 30,000 shares at C$1.75 per share expiring on January 4, 2000 and one exerciseable for 70,000 shares at C$1.69 per share expiring on January 4, 2001.

(6) Three stock options were repriced: one for 10,000 shares exerciseable at C$1.75 per share expiring on January 4, 2000; one for 13,000 shares exerciseable at C$1.69 per share expiring on January 4, 2001; and one for 12,000 shares exerciseable at C$1.08 per share expiring on February 2, 2002.

A significant component of the compensation of the insiders of the Company consists of stock options. The directors do not consider that the recent performance of the Company's share price accurately reflects the performance of its directors, officers or employees. The directors consider that the most significant influences on the Company's share trading price has been the drop in the price of gold and the current junior stock investment climate, both of which are unrelated to performance of the directors, officers and employees of the Company. As a result, the directors considered that it was appropriate to reprice stock options of directors, officers and employees so that they continue to provide incentive to such employees to act in the best interests of the shareholders.

At the Meeting, shareholders will be asked to consider and, if thought fit, pass an ordinary resolution approving the repricing of all of the stock options of the Company held by insiders so that they become exerciseable at $0.68 per share in the form set out as item 1 in the attached Appendix "B" to this Information Circular (Proxy Statement). Persons whose stock options are being repriced are not entitled to vote on this resolution.

(b)  OTHER MATTERS

Management of the Company is not aware of any matter to come before the Meeting other than as set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed Proxy Form to vote the shares represented thereby in accordance with their best judgment on such matter.

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1997 IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, CORNUCOPIA RESOURCES LTD., SUITE 540 - 355 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V6C 2G8.

DATED at Vancouver, British Columbia this - day of April, 1998.

                         BY ORDER OF THE BOARD OF DIRECTORS


                      ________________________________________
                                ANDREW F.B. MILLIGAN
                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                    APPENDIX "A"

                                                Does the
        TSE Corporate Governance               Corporation
        Committee Guidelines                      Align?                      Comments
----------------------------------------------------------------------------------------------------

1.      Board of Directors should explicitly
        assume responsibility for the
        stewardship of the corporation and
        specifically for:

    (a)  Adoption of a strategic planning          Yes       Strategic planning matters are dealt with at
         process.                                            regular board meetings.  Each year the Board
                                                             reviews a strategic plan and one year
                                                             operating plan and budget.

    (b) Identification of specific risks and       Yes       Financial risks are reviewed by the Audit
        implementing risk management                         Committee.  The establishment of an
        systems.                                             Environmental Committee is planned for
                                                             1998.

    (c) Succession planning and monitoring         Yes       The Compensation Committee is responsible
        senior management.                                   for succession and management development.

    (d) Communications policy.                     Yes       The Board of Directors has developed a
                                                             policy to communicate effectively with
                                                             shareholders, employees and regulators.

    (e) Integrity of internal control and          Yes       The Audit Committee in co-operation with
        management of information                            the external auditors is responsible for
        systems.                                             recommending improvements in the
                                                             corporation's internal controls and
                                                             management information systems.

2.      Majority of directors should be            Yes       Andrew F. B. Milligan, President and Chief
        "unrelated" (independent of                          Executive Officer, is the only Board Member
        management).                                         who is related.

3.      Disclose for each director whether         Yes       Andrew F. B. Milligan - related - is President
        he or she is related, and how that                   and Chief Executive Officer.
        conclusion was reached.
                                                             For the remainder of the proposed directors,
                                                             none of them or their associates have:

                                                             -  Been employed by the Company.

                                                             -  Material contracts with the Company.


                                      -2-


                                                             -  Received remuneration from the
                                                                Company in excess of directors fees other
                                                                than:

                                                                David S. Jennings and David R.
                                                                Williamson - consulting fees for special
                                                                assignments requested by the Board.

                                                                Sargent H. Berner - legal fees for services
                                                                rendered by DuMoulin Black.

4.  (a) Appoint a committee responsible for                  The Board has yet to establish a Corporate
        appointment/assessment of                            Governance Committee.
        directors.

    (b) Composed exclusively of outside,
        non-management directors, the
        majority of whom are unrelated.

5.      Implement a process for assessing                    This is under consideration.
        the effectiveness of the Board of
        Directors, its committees and
        individual directors.

6.      Provide orientation and education          Yes       The President carries out this responsibility.
        programs for new directors.

7.      The Board of Directors should              Yes       In view of the Company's diverse operations
        examine its size and where                           and continuing need to access international
        appropriate reduce the number of                     capital markets, the Board of Directors
        directors, with a view to improving                  believes the appropriate size for the Board is
        effectiveness.                                       between six and eight members.  During 1997
                                                             the number of directors has been reduced
                                                             from eight to six by attrition.

8.      Review compensation of directors           Yes       Reviewed on an annual basis.
        to reflect risk and responsibility.

9.  (a) Committees should generally be                       In view of the relatively small size of the
        composed of non-management                           Company and the specialized nature of its
        directors.                                           business, it is not currently practicable to
                                                             have all Committees composed of outside
                                                             directors. However, the Compensation
                                                             Committee is composed of outside directors.

    (b) Majority of committee members                        See 9(a).
        should be unrelated.

10.     Assign a committee responsible for                   Not yet appointed.
        approach to Corporate Governance.


                                                  -3-


11.     Define limits to management's
        responsibilities by developing
        mandates for:

    (a) the Board of Directors.                    Yes       The Board of Directors has overall
                                                             responsibility for the management or
                                                             supervision of the management of the affairs
                                                             of the Company.

    (b) the Chief Executive Officer.               Yes       Terms of reference have been established for
                                                             the Chief Executive Officer which includes
                                                             implementation of strategic, business and
                                                             operational plans.

    (c) Board of Directors should approve          Yes       The business and operational plans of the
        Chief Executive Officer's corporate                  Company are reviewed regularly.  These
        objectives.                                          plans include the general mandate to optimize
                                                             assets in the best interest of shareholders.

12.     Establish structures and procedures                  Not yet implemented.
        to ensure the Board of Directors can
        function independently of
        management.

13. (a) Establish an Audit Committee with                    The Audit Committee is mandated to:
        a specifically defined mandate.
                                                             -  Consider and review internal controls,
                                                                audit functions and the financial
                                                                statements.

                                                             -  Confirm and assure the independence of
                                                                the internal operations management and
                                                                corporate auditors.

                                                             -  Review matters that may have a material
                                                                impact on financial statements,
                                                                compliance, policies, and reports
                                                                prepared to manage and monitor
                                                                compliance policies.

    (b) All members should be non-                 Yes
        management directors.

14.     Implement a system to enable               Yes       This is encouraged where appropriate, with
        individual directors to engage                       approval from the Board of Directors.
        outside advisors at corporation
        expense.

                                    APPENDIX "B"

ITEM 1.  STOCK OPTION REPRICINGS

         "BE IT RESOLVED, as an ordinary resolution, that the shareholders hereby approve the repricing of all outstanding stock options of the Company held by the insiders of the Company as listed below to make such stock options exerciseable at $0.68 per share.

                               Shares Under    New Exercise
        Name                    Options (#)   Price ($/Share)      Expiry Date
        ------------------------------------------------------------------------------
        Andrew F.B. Milligan     500,000           $0.68        Jan 4-2000 (50,000)/
                                                                Jan 4-2001 (450,000)

        James A. Currie          400,000           $0.68        Feb 27-2002 (150,000)
                                                                June 19, 2002 (250,000)

        Sargent H. Berner        100,000           $0.68        Jan 4-2001

        David S. Jennings        175,000           $0.68        Jan 4-2000 (35,000)
                                                                Jan 4-2001 (140,000)

        Stephen R. Sopher        100,000           $0.68        Jan 4-2001

        Charles J.G. Russell     50,000            $0.68        Jan 4-2000 (50,000)

        David R. Williamson      100,000           $0.68        Jan 4-2000 (30,000)
                                                                Jan 4-2001 (70,000)

        Karyn E. Bachert          35,000           $0.68        Jan 4-2001 (13,000)
                                                                Jan 4-2000 (10,000)
                                                                Feb 2-2002 (12,000)

        Nathan A. Tewalt         150,000           $0.68        Feb 27-2002

        Glenn H. Friesen         35,000            $0.68        May 20-2002"


                                     PROXY


ANNUAL GENERAL MEETING OF MEMBERS OF
CORNUCOPIA RESOURCES LTD. (THE "COMPANY")

TO BE HELD AT  The Pan Pacific Hotel
               Level R, Governor General Suite B
               #300 - 999 Canada Place
               Vancouver, British Columbia

ON THURSDAY, MAY 21, 1998, AT 11:00 AM

THE UNDERSIGNED MEMBER OF THE COMPANY HEREBY APPOINTS, ANDREW F.B. MILLIGAN, President and a Director of the Company, or failing this person, SARGENT H. BERNER, a Director of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Member with the power of substitution to attend, act and vote for and on behalf of the Member in respect of all matters that may properly come before the Meeting of the Members of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Member were present at the said Meeting, or any adjournment thereof.


RESOLUTIONS (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular (Proxy Statement))


                                                                    For     Withhold
1. To elect Sargent H. Berner as Director
                                                                  -------  ----------
   To elect David S. Jennings as Director
                                                                  -------  ----------
   To elect Andrew F.B. Milligan as Director
                                                                  -------  ----------
   To elect Charles J.G. Russell as Director
                                                                  -------  ----------
   To elect Stephen R. Sopher as Director
                                                                  -------  ----------
   To elect David R. Williamson as Director
                                                                  -------  ----------
2. To appoint KPMG as Auditors of the Company
                                                                  -------  ----------

                                                                    For     Against
3. To authorize the Directors to fix the  auditors' remuneration
                                                                  -------  ----------
4. To approve the repricing of all stock options held by insiders of the Company to make them exerciseable at C$0.68 per
   share.
                                                                  -------  ----------
5. To transact such other business as may properly come
   before the Meeting.
                                                                  -------  ----------

THE UNDERSIGNED MEMBER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT SAID MEETING.

SIGN HERE:
                      --------------------------------------------------------
PLEASE PRINT NAME:
                      --------------------------------------------------------
DATE:
                      --------------------------------------------------------
NUMBER OF SHARES
REPRESENTED BY PROXY:
                      --------------------------------------------------------

IF THE NUMBER OF SHARES REPRESENTED BY THIS PROXY FORM IS NOT INDICATED BY THE MEMBER, THEN IT SHALL BE DEEMED TO REPRESENT THAT NUMBER INDICATED ON THE AFFIXED LABEL.

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.   THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

2. IF SOMEONE OTHER THAN THE MEMBER OF THE COMPANY SIGNS THIS PROXY FORM on behalf of the named Member of the Company, documentation acceptable to the Chairman of the Meeting must be deposited with this proxy form, authorizing the signing person to do such. If the proxy form is not dated by the Member, it shall be deemed to be dated the date of receipt by the Company or CIBC Mellon Trust Company.

3. (i) IF A REGISTERED MEMBER WISHES TO ATTEND THE MEETING TO VOTE ON THE RESOLUTIONS IN PERSON, REGISTER YOUR ATTENDANCE WITH THE COMPANY'S SCRUTINEERS AT THE MEETING.

     (ii) IF THE SECURITIES OF A MEMBER ARE HELD BY A FINANCIAL INSTITUTION AND THE MEMBER WISHES TO ATTEND THE MEETING TO VOTE ON THE RESOLUTIONS IN PERSON, cross off the management appointee name or names, insert the Member's name in the blank space provided, do not indicate a voting choice by any resolution, sign and date the proxy form and return the proxy form to the financial institution or its agent. At the Meeting, a vote will be taken on each of the resolutions as set out on this proxy form and the Member's vote will be counted at that time.

4. IF A MEMBER CANNOT ATTEND THE MEETING BUT WISHES TO VOTE ON THE RESOLUTIONS, the Member can APPOINT ANOTHER PERSON, who need not be a Member of the Company, to vote according to the Member's instructions. To appoint someone other than the person named, cross off the management appointee name or names and insert your appointed proxyholder's name in the space provided, sign and date the proxy form and return the proxy form. Where no instruction on a resolution is specified by the Member, this proxy form confers discretionary authority upon the Member's appointed proxyholder.

5. IF THE MEMBER CANNOT ATTEND THE MEETING BUT WISHES TO VOTE ON THE RESOLUTIONS and to APPOINT ONE OF THE MANAGEMENT APPOINTEES named, leave the wording appointing a nominee as shown, sign and date the proxy form and return the proxy form. Where no instruction is specified by a Member on a resolution shown on the proxy form, a nominee of management acting as proxyholder will vote the securities as if the Member had specified an affirmative vote.

6. The securities represented by this proxy form will be voted or withheld from voting in accordance with the instructions of the Member on any poll of a resolution that may be called for and, if the Member specifies a choice with respect to any matter to be acted upon, the securities will be
     voted accordingly.   With respect to any amendments or variations in any
     of the resolutions shown on the proxy form, or matters which may properly come before the Meeting, the securities will be voted, if so authorized, by the proxyholder appointed, as the proxyholder in his/her sole discretion sees fit.

7. If a registered Member has returned the proxy form, the Member may still attend the Meeting and vote in person should the Member later decide to do so. To attend, and vote at the Meeting, the Member must record his/her attendance with the Company's scrutineers at the Meeting and revoke the proxy form in writing.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO BE REPRESENTED AT THE MEETING, THIS PROXY FORM MUST BE RECEIVED AT THE OFFICE OF "CIBC MELLON TRUST COMPANY" BY MAIL OR BY FAX NO LATER THAN FORTY EIGHT (48) HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) PRIOR TO THE TIME OF THE MEETING, OR ADJOURNMENT THEREOF OR MAY BE ACCEPTED BY THE CHAIRMAN OF THE MEETING PRIOR TO THE COMMENCEMENT OF THE MEETING. THE MAILING ADDRESS OF CIBC MELLON TRUST COMPANY IS 1177 WEST HASTINGS STREET, MALL LEVEL, VANCOUVER, B.C., V6E 2K3 AND ITS FAX NUMBER IS (604) 688-4301.

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